UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                                 Date of Report
                                 --------------
                                November 6, 2001

                         VPN Communications Corporation
                         ------------------------------
             (Exact name of registrant as specified in its charter)

    Nevada                         33-19345-LA                   93-0943718
    ------                         -----------                   ----------
(State or other                    (Commission                 (IRS Employer
  jurisdiction                     File Number)              Identification No.)
of incorporation

              3941 S. Bristol Street, Unit E, Santa Ana, CA 92704
              ---------------------------------------------------
                    (Address of principal executive offices)

      Registrant's telephone number, including area code (480) 797-3434 N/A


          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

     On October 25, 20001, VPN Communications Corporation (the "Company") rescinded the reverse acquisition of Omnetrix International, a Colorado Corporation. All stock that was issued in connection with the reverse acquisition has been cancelled. The letter rescinding the reverse acquisition is attached as Exhibit 2.1.


Item 7 (c) Exhibits:

     Exhibit 2.1 Letter dated October 25, 2001 rescinding the reverse acquisition of Omnetrix International, a Colorado Corporation.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2001

VPN Communications Corporation  (Registrant)


By: /s/ E. G. Marchi
--------------------
Name: E. G. Marchi
Title: President, Chief, Executive Officer

                                  EXHIBIT INDEX

     Exhibit 2.1 Letter dated October 25, 2001 rescinding the reverse acquisition of Omnetrix International, a Colorado Corporation.